                             MANNING & NAPIER FUND, INC.

                                ARTICLES SUPPLEMENTARY


    MANNING & NAPIER FUND, INC. (the "Corporation"), a corporation organized under the laws of the State of Maryland, having its principal place of business at 1100 Chase Square, Rochester, New York 14604, does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

         FIRST:    The Corporation is registered as an open-end investment
company under the Investment Company Act of 1940. As hereinafter set forth, the Corporation has reclassified its authorized, unissued and classified capital stock in accordance with Section 2-208 of the Maryland General Corporation Law and under authority contained in the Articles of Incorporation of the Corporation and has classified its authorized, unissued and unclassified capital stock in accordance with Section 2-105(c) of the Maryland General Corporation Law and under authority contained in the Articles of Incorporation of the Corporation.

         SECOND:   Immediately before the reclassification and classification hereinbefore set forth and upon filing for record these Articles Supplementary, the Corporation had authority to issue one billion (1,000,000,000) shares of the Corporation of the par value of ($.01) per share and of the aggregate par value of ten million dollars ($10,000,000), designated and classified as follows:

TYPE OF SHARES                                   NUMBER
-------------                                    ------

Small Cap Series Class A                         50,000,000 shares
Maximum Horizon Series Class A                   100,000,000 shares
Energy Series Class A                            20,000,000 shares
Technology Series Class A                        50,000,000 shares
Defensive Series Class A                         50,000,000 shares
Financial Services Series Class A                20,000,000 shares
International Series Class A                     50,000,000 shares
Tax Managed Series Class A                       50,000,000 shares
Life Sciences Series Class A                     50,000,000 shares

Global Fixed Income Series Class A               50,000,000 shares
Blended Asset Series I Class A                   50,000,000 shares
Blended Asset Series II Class A                  50,000,000 shares
Flexible Yield Series I Class A                  50,000,000 shares
Flexible Yield Series II Class A                 50,000,000 shares
Flexible Yield Series III Class A                50,000,000 shares
New York Tax Exempt Series Class A               50,000,000 shares
Ohio Tax Exempt Series Class A                   50,000,000 shares
Diversified Tax Exempt Series Class A            50,000,000 shares
World Fund Class A                               50,000,000 shares
World Opportunities Series Class A               50,000,000 shares
Unclassified                                     10,000,000 shares

          THIRD:    Pursuant to the authority contained in Section 2-208 of the
Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified fifty million (50,000,000) of the authorized, unissued and classified shares of the World Fund Class A Shares as unclassified shares.

          FOURTH:   Pursuant to the authority contained in Section 2-208 of the
Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twelve million five hundred thousand (12,500,000) of the authorized, unissued and classified shares of the Small Cap Series Class A Shares as unclassified.

          FIFTH:    Pursuant to the authority contained in Section 2-208 of the
Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Small Cap Series Class B Shares, of the par value of ($.01) per share.

          SIXTH:    Pursuant to the authority contained in Section 2-208 of the
Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Small Cap Series Class C Shares, of the par value of ($.01) per share.

          SEVENTH: Pursuant to the authority contained in Section 2-208 of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Small Cap Series Class D Shares, of the par value of ($.01) per share.

          EIGHTH:   Pursuant to the authority contained in Section 2-208 of the
Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Small Cap Series Class E Shares, of the par value of ($.01) per share.

          NINTH:    Pursuant to the authority contained in Section 2-208 of the
Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twelve million five hundred thousand (12,500,000) of the authorized, unissued and classified shares of the World Opportunities Series Class A as unclassified.

          TENTH:    Pursuant to the authority contained in Section 2-208 of the
Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as World Opportunities Series Class B Shares, of the par value of ($.01) per share.

          ELEVENTH:      Pursuant to the authority contained in Section 2-208 of
the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as World Opportunities Series Class C Shares, of the par value of ($.01) per share.

          TWELFTH:       Pursuant to the authority contained in Section 2-208 of
the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as World Opportunities Series Class D Shares, of the par value of ($.01) per share.

          THIRTEENTH:    Pursuant to the authority contained in Section 2-208 of
the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as World Opportunities Series Class E Shares, of the par value of ($.01) per share.

          FOURTEENTH:    Pursuant to the authority contained in Section 2-208 of
the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twelve million five hundred thousand (12,500,000) of the authorized, unissued and classified shares of the Blended Asset Series I Class A as unclassified.

          FIFTEENTH:     Pursuant to the authority contained in Section 2-208 of
the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Blended Asset Series I Class B Shares, of the par value of ($.01) per share.

          SIXTEENTH:     Pursuant to the authority contained in Section 2-208 of
the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Blended Asset Series I Class C Shares, of the par value of ($.01) per share.

          SEVENTEENTH:   Pursuant to the authority contained in Section 2-208 of
the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Blended Asset Series I Class D Shares, of the par value of ($.01) per share.

          EIGHTEENTH:      Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Blended Asset Series I Class E Shares, of the par value of ($.01) per share.

          NINETEENTH:      Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twelve million five hundred thousand (12,500,000) of the authorized, unissued and classified shares of the Blended Asset Series II Class A as unclassified.

          TWENTIETH:       Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Blended Asset Series II Class B Shares, of the par value of ($.01) per share.

          TWENTY-FIRST:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Blended Asset Series II Series Class C Shares, of the par value of ($.01) per share.

          TWENTY-SECOND:   Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Blended Asset Series II Series Class D Shares, of the par value of ($.01) per share.

          TWENTY-THIRD:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Blended Asset Series II Series Class E Shares, of the par value of ($.01) per share.

          TWENTY-FOURTH:   Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twelve million five hundred thousand (12,500,000) of the authorized, unissued and classified shares of the Defensive Series Class A as unclassified.

          TWENTY-FIFTH:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Defensive Series Class B Shares, of the par value of ($.01) per share.

          TWENTY-SIXTH:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Defensive Series Class C Shares, of the par value of ($.01) per share.

          TWENTY-SEVENTH: Pursuant to the authority contained in Section 2-208 of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Defensive Series Class D Shares, of the par value of ($.01) per share.

          TWENTY-EIGHTH:   Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Defensive Series Class E Shares, of the par value of ($.01) per share.

          TWENTY-NINTH:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twelve million five hundred thousand (12,500,000) of the authorized, unissued and classified shares of the Flexible Yield Series I Class A as unclassified.

          THIRTIETH:       Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series I Class B Shares, of the par value of ($.01) per share.

          THIRTY-FIRST:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series I Class C Shares, of the par value of ($.01) per share.

          THIRTY-SECOND:   Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series I Class D Shares, of the par value of ($.01) per share.

          THIRTY-THIRD:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series I Class E Shares, of the par value of ($.01) per share.

          THIRTY-FOURTH:   Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twelve million five hundred thousand (12,500,000) of the authorized, unissued and classified shares of the Flexible Yield Series II Class A as unclassified.

          THIRTY-FIFTH:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series II Class B Shares, of the par value of ($.01) per share.

          THIRTY-SIXTH:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series II Class C Shares, of the par value of ($.01) per share.

          THIRTY-SEVENTH: Pursuant to the authority contained in Section 2-208 of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series II Class D Shares, of the par value of ($.01) per share.

          THIRTY-EIGHTH:   Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series II Class E Shares, of the par value of ($.01) per share.

          THIRTY-NINTH: Pursuant to the authority contained in Section 2-208 of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twelve million five hundred thousand (12,500,000) of the authorized, unissued and classified shares of the Flexible Yield Series III Class A as unclassified.

          FORTIETH: Pursuant to the authority contained in Section 2-208 of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series III Class B Shares, of the par value of ($.01) per share.

          FORTY-FIRST:     Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series III Class C Shares, of the par value of ($.01) per share.

          FORTY-SECOND:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series III Class D Shares, of the par value of ($.01) per share.

          FORTY-THIRD:     Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Flexible Yield Series III Class E Shares, of the par value of ($.01) per share.

          FORTY-FOURTH:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twelve million five hundred thousand (12,500,000) of the authorized, unissued and classified shares of the Tax Managed Series Class A as unclassified.

          FORTY-FIFTH: Pursuant to the authority contained in Section 2-208 of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Tax Managed Series Class B Shares, of the par value of ($.01) per share.

          FORTY-SIXTH:     Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Tax Managed Series Class C Shares, of the par value of ($.01) per share.

          FORTY-SEVENTH: Pursuant to the authority contained in Section 2-208 of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Tax Managed Series Class D Shares, of the par value of ($.01) per share.

          FORTY-EIGHTH:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified two million five hundred thousand (2,500,000) of the authorized, unissued and unclassified shares of the Corporation as Tax Managed Series Class E Shares, of the par value of ($.01) per share.

          FORTY-NINTH:     Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, reclassified twenty five million (25,000,000) of the authorized, unissued and classified shares of the Maximum Horizon Series Class A as unclassified.

          FIFTIETH:        Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Maximum Horizon Series Class B Shares, of the par value of ($.01) per share.

          FIFTY-FIRST:     Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified ten million (10,000,000) of the authorized, unissued and unclassified shares of the Corporation as Maximum Horizon Series Class C Shares, of the par value of ($.01) per share.

          FIFTY-SECOND:    Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Maximum Horizon Series Class D Shares, of the par value of ($.01) per share.

          FIFTY-THIRD:     Pursuant to the authority contained in Section 2-208
of the Maryland General Corporation Law and Article V of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation, by a resolution adopted at a meeting held on September 25, 1997, classified five million (5,000,000) of the authorized, unissued and unclassified shares of the Corporation as Maximum Horizon Series Class E Shares, of the par value of ($.01) per share.

          FIFTY-FOURTH:    Each share of each class of the Corporation's Common
Stock shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to the dividends, qualifications, and terms and conditions of redemption that are set forth in the Fund's Articles of Incorporation with respect to its shares of capital stock.

          FIFTY-FIFTH:     For any class or series that adopts a rule 12b-1
plan pursuant to the Investment Company Act of 1940, expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of such particular class or series of capital stock may be charged to and borne solely by such class or series and the bearing of expenses solely by that class or series of capital stock may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each such class or series of capital stock.

          FIFTY-SIXTH:     Immediately after the reclassification and
classification hereinbefore set forth and upon filing for record these Articles Supplementary, the Corporation has authority to issue one billion
(1,000,000,000) shares of the Corporation of the par value of ($.01) per share and of the aggregate par value of ten million dollars ($10,000,000), designated and classified as follows:

TYPE OF SHARES                                              NUMBER
--------------                                              ------

Small Cap Series Class A                                    37,500,000 shares
Small Cap Series Class B                                    2,500,000 shares
Small Cap Series Class C                                    5,000,000 shares
Small Cap Series Class D                                    2,500,000 shares
Small Cap Series Class E                                    2,500,000 shares
Maximum Horizon Series Class A                              75,000,000 shares
Maximum Horizon Series Class B                              5,000,000 shares
Maximum Horizon Series Class C                              10,000,000 shares
Maximum Horizon Series Class D                              5,000,000 shares
Maximum Horizon Series Class E                              5, 000,000 shares
Energy Series Class A                                       20,000,000 shares
Technology Series Class A                                   50,000,000 shares
Defensive Series Class A                                    37,500,000 shares
Defensive Series Class B                                    2,500,000 shares
Defensive Series Class C                                    5,000,000 shares

Defensive Series Class D                                    2,500,000 shares
Defensive Series Class E                                    2,500,000 shares
Financial Services Series Class A                           20,000,000 shares
International Series Class A                                50,000,000 shares
Tax Managed Series Class A                                  37,500,000 shares
Tax Managed Series Class B                                  2,500,000 shares
Tax Managed Series Class C                                  5,000,000 shares
Tax Managed Series Class D                                  2,500,000 shares
Tax Managed Series Class E                                  2,500,000 shares
Life Sciences Series Class A                                50,000,000 shares
Global Fixed Income Series Class A                          50,000,000 shares
Blended Asset Series I Class A                              37,500,000 shares
Blended Asset Series I Class B                              2,500,000 shares
Blended Asset Series I Class C                              5,000,000 shares
Blended Asset Series I Class D                              2,500,000 shares
Blended Asset Series I Class E                              2,500,000 shares
Blended Asset Series II Class A                             37,500,000 shares
Blended Asset Series II Class B                             2,500,000 shares
Blended Asset Series II Class C                             5,000,000 shares
Blended Asset Series II Class D                             2,500,000 shares
Blended Asset Series II Class E                             2,500,000 shares
Flexible Yield Series I Class A                             37,500,000 shares
Flexible Yield Series I Class B                             2,500,000 shares
Flexible Yield Series I Class C                             5,000,000 shares
Flexible Yield Series I Class D                             2,500,000 shares

Flexible Yield Series I Class E                             2,500,000 shares
Flexible Yield Series II Class A                            37,500,000 shares
Flexible Yield Series II Class B                            2,500,000 shares
Flexible Yield Series II Class C                            5,000,000 shares
Flexible Yield Series II Class D                            2,500,000 shares
Flexible Yield Series II Class E                            2,500,000 shares
Flexible Yield Series III Class A                           37,500,000 shares
Flexible Yield Series III Class B                           2,500,000 shares
Flexible Yield Series III Class C                           5,000,000 shares
Flexible Yield Series III Class D                           2,500,000 shares
Flexible Yield Series III Class E                           2,500,000 shares
New York Tax Exempt Series Class A                          50,000,000 shares
Ohio Tax Exempt Series Class A                              50,000,000 shares
Diversified Tax Exempt Series Class A                       50,000,000 shares
World Opportunities Series Class A                          37,500,000 shares
World Opportunities Series Class B                          2,500,000 shares
World Opportunities Series Class C                          5,000,000 shares
World Opportunities Series Class D                          2,500,000 shares
World Opportunities Series Class E                          2,500,000 shares
Unclassified                                                60,000,000 shares

          FIFTY-SEVENTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

          IN WITNESS WHEREOF, MANNING & NAPIER FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary as of the 26th day of September, 1997.


                              MANNING & NAPIER FUND, INC.




                              By: /s/ B. Reuben Auspitz
                                      President


[SEAL]

Attest:



/s/ Jodi Hedberg
Secretary

          THE UNDERSIGNED, President of MANNING & NAPIER FUND, INC., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles Supplementary to the Charter to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.




                                   /s/ B. Reuben Auspitz
                                        President


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